                       SECURITIES AND EXCHANGE COMMISSION




                              WASHINGTON, DC 20549




                                   FORM 8-K/A




                                 CURRENT REPORT




                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)               JANUARY 14, 2000




                             VILLAGEWORLD.COM, INC.
                             ----------------------
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)




       NEW YORK                    0-28058                    11-3137508
       --------                    -------                    ----------
   (STATE OR OTHER               (COMMISSION                (IRS EMPLOYER
   JURISDICTION OF               FILE NUMBER)             IDENTIFICATION NO.)
    INCORPORATION




          620 JOHNSON AVENUE, BOHEMIA, NEW YORK                 11716
          -------------------------------------                 -----
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)




REGISTRANTS TELEPHONE NUMBER, INCLUDING AREA CODE              (631) 218-0700




         -------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 4.  CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT.

     On December 30, 1999, the Registrant, Big City Bagels, Inc. (the "Company"), dismissed its independent accountant, Richard A. Eisner & Company, LLP. None of the reports of RAE on the financial statements during the past two fiscal years contained an adverse opinion or disclaimer of opinion, or was modified as to audit scope or accounting principles. The report issued by RAE on the Company's Form 10-KSB for the year ending December 31, 1998 contained an explanatory paragraph regarding the Company's ability to continue as a going concern. During the Company's engagement of RAE, there were no disagreements with RAE on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to RAE's satisfaction would have caused RAE to make reference to the subject matter of the disagreement in connection with its report. The Company has requested that RAE furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter will be filed with the commission.

     On December 30, 1999, the Company engaged Laurence Rothblatt & Company, to serve as the Company's independent accountant and auditor for future periods. Prior to December 30, 1999, LR & Co. had served as the Company's independent auditor for one of the Company's subsidiaries, Village Net, Inc. Except for consultation with matters relating to Village Net, Inc., the Company, during the Company's two most recent fiscal years and the subsequent interim period preceding this engagement of LR & Co., neither the Company nor anyone on its behalf has consulted with LR & Co. regarding the application of accounting principles to a specific or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements, and no written or oral advice was provided to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.

     The Company's dismissal of RAE and engagement of LR & Co. was approved and ratified by the Company's Board of Directors. The Company does not have an audit committee of the Board of Directors.

     RAE has furnished to the Company a letter addressed to the United States Securities and Exchange Commission stating that it agrees with the disclosures made herein. This letter is filed as an exhibit to this amendment to Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a.) Financial Statements

     None

(b.) Pro Forma Financial Information

     None

(c.) Exhibits

     16.1 Letter regarding change in Registrant's certifying accountant from Richard A. Eisner & Company LLP, dated January 11, 2000

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated January 14, 2000                               VILLAGEWORLD COM, INC.
                                                     -------------------------
                                                      (Registrant)



                                                      /s/ Peter Keenan
                                                      ------------------------
                                                      Peter Keenan
                                                      President